PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT (this "Agreement") is made and entered into as of January 26, 2007 (the “Closing Date”), by and between POSITRON CORPORATION, a publicly owned Texas corporation (the “Company”), and IMAGING PET TECHNOLOGIES, INC., a Canadian corporation (the “Purchaser”).

RECITALS

WHEREAS, the Company desires to sell all the Company’s interest in QUANTUM MOLECULAR TECHNOLOGIES, INC. (the “QMT”) and the Purchaser desires to purchase the all the interest in QMT pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.    Agreement to Sell and Purchase. Pursuant to the terms and conditions set forth in this Agreement, on the Closing Date, the Company agrees to sell to the Purchaser, and the Purchaser hereby agrees to purchase from the Company, THIRTY MILLION (30,000,000) common shares of QMT (the “QMT Shares”) for the purchase price of TWO MILLION EIGHT HUNDRED THOUSAND DOLLARS ($2,800,000.00), in lawful money of the United States of America (the “Purchase Price”). The Purchaser shall deliver the Purchase Price in the form of a promissory note (the “Note”) attached hereto as Exhibit A. The Note, together with interest at the rate of 0 percent (0%) per annum, is payable before July 1, 2008 (the “Due Date”).

2.    Closing, Delivery and Payment.

2.1    Closing. Subject to the terms and conditions herein, the closing of the transactions contemplated hereby (the "Closing"), shall take place as set forth within the Exchange Agreement (such date is hereinafter referred to as the “Closing Date”).

2.2    Delivery. At the Closing on the Closing Date, the Company will deliver to the Purchaser, among other items, a Certificate representing the QMT Shares and the Purchaser shall deliver the Note and a Collateral Pledge Agreement securing the Purchaser’s obligations under the Note. (A form of the Collateral Pledge Agreement is attached hereto as Exhibit “B”).

3.    Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser as follows (which representations and warranties are supplemented by the Company's filings under the Securities Exchange Act of 1934 (collectively, the "Exchange Act Filings"),:

3.1    Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas. The Company has the corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement, and to carry out the provisions of this Agreement and the Related Agreements and to carry on its business as presently conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation, in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary.

3.2    Title, Encumbrances. The Company is the owner of the securities set forth herein (the “Securities”) free and clear of all encumbrances and, on the Closing Date will transfer the QMT Common shares free and clear of all liens, pledges, encumbrances, security in trust or other restrictions.

3.3    Authorization; Binding Obligations. All corporate action on the part of the Company (including the respective officers and directors) necessary for the authorization of this Agreement and the Related Agreements, the performance of all obligations of the Company hereunder and under the other Related Agreements at the Closing has been taken or will be taken prior to the Closing. This Agreement and the other Related Agreements, when executed and delivered and to the extent it is a party thereto, will be valid and binding obligations of the Company, enforceable in accordance with their terms, except:

(a )    as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; and

(b)    general principles of equity that restrict the availability of equitable or legal remedies.

4.    Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows (such representations and warranties do not lessen or obviate the representations and warranties of the Company set forth in this Agreement):

4.1    Requisite Power and Authority. The Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and the Related Agreements and to carry out their provisions. All action on Purchaser's part required for the lawful execution and delivery of this Agreement and the Related Agreements has been or will be effectively taken prior to the Closing. Upon their execution and delivery, this Agreement and the Related Agreements will be valid and binding obligations of Purchaser, enforceable in accordance with their terms, except:

(a)    as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; and

(b)    as limited by general principles of equity that restrict the availability of equitable and legal remedies.

4.2    Investment Representations Purchaser understands that the Securities are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Purchaser's representations contained in the Agreement, including, without limitation, that the Purchaser is an "accredited investor" within the meaning of Regulation D under the Securities Act. The Purchaser confirms that it has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Preferred Shares to be purchased by it under this Agreement and the Preferred Shares acquired by it upon the conversion of the Note. The Purchaser further confirms that it has had an opportunity to ask questions and receive answers from the Company regarding the Company's business, management and financial affairs and the terms and conditions of the Offering, the Preferred Shares and the Securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Purchaser or to which the Purchaser had access.

4.3    Purchaser Bears Economic Risk. The Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. The Purchaser must bear the economic risk of this investment until the Securities are sold pursuant to: (i) an effective registration statement under the Securities Act; or (ii) an exemption from registration is available with respect to such sale

4.4    Acquisition for Own Account. The Purchaser is acquiring the Preferred Shares and the Conversion Shares for the Purchaser's own account for investment only, and not as a nominee or agent and not with a view towards or for resale in connection with their distribution.

4.5    Purchaser Can Protect Its Interest. Purchaser represents that by reason of its, or of its management's, business and financial experience, the Purchaser has the capacity to evaluate the merits and risks of its investment in the Preferred Shares and the Securities and to protect its own interests in connection with the transactions contemplated in this Agreement and the other Related Agreements. Further, Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement or the Related Agreements.

4.6    Accredited Investor.

(a)    The Purchaser is an "Accredited Investor" as defined in Rule 501(a) of Regulation D under the Securities Act.

(b)    (i) The person executing this Agreement on behalf of the Purchaser does so with full right, power and authority to make this investment; (ii) the Purchaser was not formed for the specific purpose of making an investment in the Company; and (iii) all representations and warranties made herein by the Purchaser are true and correct in all material respects.

(c)    The addresses set forth below in Section 9.8 are the Purchaser's true and correct residences or places of business, and the Purchaser has no present intention of becoming a resident of any other state or jurisdiction.

(d)    The Purchaser understands that the Company prohibits the investment of funds by any persons or entities that are acting, directly or indirectly, (i) in contravention of any United States of America (“U.S.”) or international laws and regulations, including anti-money laundering regulations or conventions, (ii) on behalf of terrorists or terrorist organizations, including those persons or entities that are included on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Treasury Department's Office of Foreign Assets Control ("OFAC"), as such list may be amended from time to time, (iii) for a Senior Foreign Political Figure (as defined below), any member of a Senior Foreign Political Figure’s immediate family or any close associate of a Senior Foreign Political Figure, unless the Company, after being specifically notified by the Purchaser in writing that it is such a person, conducts further due diligence, and determines that such investment shall be permitted, or (iv) for a Foreign Shell Bank (such persons or entities in (i) - (iv) are collectively referred to herein as "Prohibited Persons"). As used in this Agreement, (x)  a “Senior Foreign Political Figure” means a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation, any corporation, business or other entity that has been formed by, or for the benefit of, any such person (it being understood that a “close associate” of a Senior Foreign Political Figure is a person who is widely and publicly known internationally to maintain an unusually close relationship with such Senior Foreign Political Figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the Senior Foreign Political Figure), and (y) a “Foreign Shell Bank” means a foreign bank without a physical presence in any country, but does not include a regulated affiliate (it being understood that (I) a post office box or electronic address would not be considered a physical presence and (II) a “regulated affiliate” means a foreign shell bank that: (1) is an affiliate of a depository institution, credit union, or foreign bank that maintains a physical presence in the U.S. or a foreign country, as applicable; and (2) is subject to supervision by a banking authority in the country regulating such affiliated depository institution, credit union, or foreign bank).

(e)    (i) It is not, nor is any person or entity controlling, controlled by or under common control with the Purchaser, a Prohibited Person, and (ii) to the extent the Purchaser has any Beneficial Owners, (a) it has carried out thorough due diligence to establish the identities of such Beneficial Owners, (b) based on such due diligence, the Purchaser reasonably believes that no such Beneficial Owners are Prohibited Persons, (c) it holds the evidence of such identities and status and will maintain all such evidence for at least five years from the date of the Purchaser's complete withdrawal from the Company, and (d) it will make available such information and any additional information requested by the Company that is reasonably required under applicable regulations. A “Beneficial Owner”, as used in this Section 4.7(e), shall include, but is not limited to: (i) shareholders of a corporation; (ii) partners of a company; (iii) members of a limited liability company; (iv) investors in a fund-of-funds; (v) the grantor of a revocable or grantor trust; (vi) the beneficiaries of an irrevocable trust; and (vii) any person being represented by the Purchaser in an agent, representative, intermediary, nominee or similar capacity.

5.    Covenants of the Company. The Company covenants and agrees with the Purchaser as follows:

5.1    Confidentiality. The Purchaser agrees that it will not disclose, and will not include in any public announcement, the name of the Company, unless expressly agreed to by the Company or unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

5.2    Non-Public Information. The Purchaser agrees not to effect any sales in the shares of the Company's Common Stock while in possession of material, non-public information regarding the Company if such sales would violate applicable securities law.

6.    Covenants of the Purchaser. The Purchaser covenants and agrees with the Company as follows:

6.1    Confidentiality. The Purchaser agrees that it will not disclose, and will not include in any public announcement, the name of the Company, unless expressly agreed to by the Company or unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

6.2    Non-Public Information. The Purchaser agrees not to effect any sales in the shares of the Company's Common Stock while in possession of material, non-public information regarding the Company if such sales would violate applicable securities law.

7.    Covenants of the Company and Purchaser Regarding Indemnification.

7.1    Company Indemnification. The Company agrees to indemnify, hold harmless, reimburse and defend the Purchaser, each of the Purchaser's officers, directors, agents, affiliates, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Purchaser which results, arises out of or is based upon: (i) any misrepresentation by the Company or breach of any warranty by the Company in this Agreement, any other Related Agreement or in any exhibits or schedules attached hereto or thereto; or (ii) any breach or default in performance by Company of any covenant or undertaking to be performed by Company hereunder, under any other Related Agreement or any other agreement entered into by the Company and Purchaser relating hereto or thereto.

7.2    Purchaser's Indemnification. Purchaser agrees to indemnify, hold harmless, reimburse and defend the Company and each of the Company's officers, directors, agents, affiliates, control persons and principal shareholders, at all times against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company which results, arises out of or is based upon: (i) any misrepresentation by Purchaser or breach of any warranty by Purchaser in this Agreement or in any exhibits or schedules attached hereto or any Related Agreement; or (ii) any breach or default in performance by Purchaser of any covenant or undertaking to be performed by Purchaser hereunder, or any other agreement entered into by the Company and Purchaser relating hereto.

8.    Miscellaneous.

8.1    Governing Law/Arbitration. THIS AGREEMENT AND ALL MATTERS CONNECTED WITH THE PERFORMANCE THEREOF SHALL BE CONSTRUED, INTERPRETED, AND GOVERNED IN ALL RESPECTS BY THE LAWS OF THE STATE OF TEXAS. THE COMPANY AND THE PURCAHSER AGREE THAT ANY DISPUTE OR CONTROVERSY ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY ALLEGED BREACH HEREOF SHALL BE SETTLED EXCLUSIVELY BY ARBITRATION IN HOUSTON, TEXAS PURSUANT TO THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION. IF THE TWO PARTIES CANNOT JOINTLY SELECT A SINGLE ARBITRATOR TO DETERMINE THE MATTER, ONE ARBITRATOR SHALL BE CHOSEN BY EACH PARTY (OR, IF A PARTY FAILS TO MAKE A CHOICE, BY THE AMERICAN ARBITRATION ASSOCIATION ON BEHALF OF SUCH PARTY) AND THE TWO ARBITRATORS SO CHOSEN WILL SELECT A THIRD. THE DECISIONS OF THE SINGLE ARBITRATOR JOINTLY SELECTED BY THE PARTIES, OR, IF THREE ARBITRATORS ARE SELECTED, THE DECISION OF ANY TWO OF THEM, WILL BE FINAL AND BINDING UPON THE PARTIES AND THE JUDGMENT OF A COURT OF COMPETENT JURISDICTION MAY BE ENTERED THEREON. FEES OF THE ARBITRATORS AND COSTS OF ARBITRATION (INCLUDING ATTORNEYS’ FEES) SHALL BE BORNE BY THE PARTIES IN SUCH MANNER AS SHALL BE DETERMINED BY THE ARBITRATOR OR ARBITRATORS.

8.2    Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Purchaser and the closing of the transactions contemplated hereby to the extent provided therein. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

8.3    Successors. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Securities from time to time, other than the holders of Common Stock which has been sold by the Purchaser pursuant to Rule 144 or an effective registration statement. Purchaser may not assign its rights hereunder to a competitor of the Company.

8.4    Entire Agreement. This Agreement, the Related Agreements, the exhibits and schedules hereto and thereto and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

8.5    Severability. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

8.6    Amendment and Waiver.

(a)    This Agreement may be amended or modified only upon the written consent of the Company and the Purchaser.

(b)    The obligations of the Company and the rights of the Purchaser under this Agreement may be waived only with the written consent of the Purchaser.

(c)    The obligations of the Purchaser and the rights of the Company under this Agreement may be waived only with the written consent of the Company.

8.7    Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement or the Related Agreements, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. All remedies, either under this Agreement or the Related Agreements, by law or otherwise afforded to any party, shall be cumulative and not alternative.

8.8    Notices. notices required or permitted hereunder shall be in writing and shall be deemed effectively given:

(a)    upon personal delivery to the party to be notified;

(b)    when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day;

(c)    three (3) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or

(d)    one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.

All communications shall be sent as follows:

If to the Company, to:	Positron Corporation
1304 Langham Creek Dr #300
Houston, Texas 77084
Attention:	Chief Executive Officer
Facsimile:	(281) 492-2961

with a copy to:

Levy & Boonshoft, P.C.
477 Madison Avenue
14th Floor
New York, New York 10022
Attention:	Peter Campitiello, Esq.
Facsimile:	(212) 751-6943

If to the Purchaser, to:	Imaging PET Technologies, Inc.
43 Front Street East, Suite 301
Toronto, ON, M5E 1B3

Attention:	David Olinoski
Facsimile:	(416) 941-9860

or at such other address as the Company or the Purchaser may designate by written notice to the other parties hereto given in accordance herewith.

8.9    Attorneys' Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including, without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

8.10    Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

8.11    Facsimile Signatures; Counterparts. This Agreement may be executed by facsimile signatures and in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

8.12    Broker's Fees. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 11.12 being untrue.

8.13    Construction. Each party acknowledges that its legal counsel participated in the preparation of this Agreement and the Related Agreements and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Agreement to favor any party against the other.

IN WITNESS WHEREOF, the parties hereto have executed the Securities Purchase Agreement as of the date set forth in the first paragraph hereof.

POSITRON CORPORATION		IMAGING PET TECHNOLOGIES, INC.

By:	/s/ Patrick Rooney	By:	/s/ David Olinoski
	Patrick Rooney, Chairman		David Olinoski, President & CEO